--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2004. The net asset value at that date was $18.11. In addition, during the quarter, three $0.085 per share monthly dividends were declared and paid. In addition, three monthly dividends of $0.085 per share were declared and will be paid on October 29, 2004, November 30, 2004 and December 31, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 7.1%. Based on the market price of the fund's shares, which ended the quarter at $18.01, the fund's total return was 7.1%. (The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value.) This compares to the NAREIT Equity REIT Index(a) and Morgan Stanley REIT Preferred Index's total return of 8.2% and 5.7%, respectively. For the nine months ended
September 30, 2004, the fund's total return was 11.3% (6.0% based on the fund's market price), compared to NAREIT Equity REIT Index and Morgan Stanley REIT Preferred Index total returns of 14.2% and 4.4%, respectively. The fund's asset mix at the end of the quarter was 80% REIT common stocks and 20% preferred and other fixed income investments.

    In the third quarter of 2004, REITs enjoyed a strong rebound from the second quarter correction. In fact, the NAREIT Equity REIT Index went on to surpass its late March highs on the basis of investor views about a number of factors, such as the strength of continuing economic growth, improving real estate fundamentals and rising real estate asset values. In April and early May, REIT prices fell 18% as many investors believed that REITs were overvalued and that interest rates were the most important determinant of REIT stock prices. A rising interest rate environment, as conventional wisdom surmised, must be negative for REITs.

    Since mid-May, however, REITs have returned 24%. The reasons, we believe, are clear. There is a real economic recovery underway in the United States, as well as a recovery in real estate fundamentals. We view this recovery as broad-based, with solid GDP growth and material job growth. Yet it has taken many by surprise, particularly those who thought that a stronger economy, as evidenced by the March payroll report, and accompanying higher interest rates would be negative for REITs. This recovery has resulted in higher occupancy levels for most property types, higher-than-expected reported earnings for REITs, higher earnings expectations in the future, and higher real estate asset values.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization-weighted total-return index of perpetual preferred securities of all equity REITs.

--------------------------------------------------------------------------------
                                       1




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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    Consistent with our investment thesis, the more cyclical property types -- office, industrial, apartment, hotel and self-storage -- demonstrated some of the largest improvements in fundamentals. For example, office REIT occupancy levels were flat in the first quarter but then improved by 0.5% in the second quarter. Apartment revenues were flat in the first quarter and up 0.3% in the second quarter. Industrial occupancies swung from a decline of 0.4% in the first quarter to an increase of 0.7% in the second quarter. Mixed office/industrial REITs' occupancies declined 0.1% in the first quarter and increased 1.1% in the second quarter.

    Commensurate with the fundamental climate, REITs experienced earnings growth in the first quarter that was essentially flat, and essentially in-line with consensus expectations. In the second quarter, however, REIT earnings growth not only accelerated, but pulled meaningfully away from subdued expectations. Whereas the consensus expectation for the second quarter called for 1.6% earnings growth across the REIT sector, actual reported earnings instead increased by 3.8%. The more economically sensitive property types experienced the greatest acceleration in earnings growth and many swung from a year-over-year decline to a year-over-year increase in earnings for the first time in many quarters. Reported cash flow growth per share in the first and second quarter, as segregated by property type were as follows:

                           2004 REIT CASH FLOW GROWTH

PROPERTY TYPE                           1ST QUARTER   2ND QUARTER   DIFFERENCE
-------------                           -----------   -----------   ----------
Self Storage..........................        -9.1%          7.2%        16.3%
Industrial............................        -5.0           7.8         12.8
Office................................        -8.7           0.2          8.9
Office/Industrial.....................        -7.4           0.8          8.2
Diversified...........................         0.0           4.0          4.0
Shopping Center.......................         9.6          13.2          3.6
Apartment.............................        -4.7          -2.7          2.0
Health Care...........................         3.3           2.2         -1.1
Regional Mall.........................        11.6           8.7         -2.9
Manufactured Home.....................       -13.0         -16.7         -3.7
Net Lease.............................        10.8          -6.1        -16.9
All REITs.............................         0.0%          3.8%         3.8%

Source: Citigroup. The data presented are for the REIT industry as a whole and is not indicative of the past or future performance of the fund.

    The improvement in fundamentals confounded those who believed that earnings growth would remain stagnant and that REITs were fully valued. Again, this acceleration in reported earnings growth was particularly unexpected for some of the more cyclical property types. Consensus expectations for apartments were for a further deterioration in the second quarter of -6%. Instead the earnings decline shrunk to -2.7%. The consensus expected the industrial REITs to persist in negative territory with a -1% earnings estimate for the second quarter. Instead, earnings increased 0.8%.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    Perhaps as important, this jolt in fundamentals has now forced many Wall Street analysts to revise their earnings expectations upward for the REIT sector in future periods. (Our proprietary estimates for REIT earnings growth have been consistent for some time: approximately 4% in 2004 and 10% in 2005, contingent on continued strength in the U.S. economy.) Just since the end of June, consensus REIT earnings growth expectations for 2005 have increased 2.9 percentage points, from 6.4% to 9.3%. And again, the more cyclical the sector, the further behind the curve the analysts have been in their estimates for 2005. For example, expectations for hotel earnings have increased by 7.8 percentage points, office earnings by 5 percentage points, and mall earnings by 3.3 percentage points since June.

    We believe that the broad-based improvement in real estate fundamentals is also having a significant impact on the value of real estate assets, contributing to higher REIT stock prices. Evidence of higher occupancies and higher rents for most property types has, in our view, led many REIT investors, analysts and managements to reflect significantly higher estimates of net asset value (NAV) for REIT stocks. In addition to improving property level income, we believe higher replacement costs are also pushing up NAVs. As property markets tighten (especially in densely populated urban areas) and commodity costs rise, the cost of the inputs to a real estate asset -- land, steel, concrete, wood, and labor, among others -- are all rising. As a result of all these factors, it has been our contention for some time that Wall Street NAVs for REIT stocks were too low, making the stocks themselves look expensive on a historical basis. In late September, Merrill Lynch's research team raised their NAV estimates for the entire REIT sector by approximately 9%, corroborating our view that the stocks are not overvalued relative to asset value.

    The fund's best performing investments during the quarter were in the regional mall and health care sectors, which produced total returns of 12.4% and 11.3% respectively, while the worst performing sector for the fund was the manufactured housing sector, which had a -10.3% total return. Kramont Realty Trust (shopping center) and Kilroy Realty Corporation (office) were the fund's best performing holdings, contributing total returns of 18.3% and 13.0% respectively. Laggards during the quarter included Affordable Residential Communities, with a total return of -10.3% and Maguire Properties that had a total return of -0.2%.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. Further, Wall Street estimates are generally not yet available for 2006, although we believe 2006 may be an even better year for REIT earnings growth than 2005, as higher occupancies and rents begin to work their way through REITs' income statements.

    One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return for REITs would be in line with historical norms over the next 12 months if earnings multiples remain

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

unchanged. In short, we believe the REIT bull market is maturing. It is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

    This being said, REITs are generally not at peak valuation levels, in our view. On average, our estimates indicate that REITs are trading at about a 6% premium to NAV. This is above the historical average of 2%, but certainly far from the 25% premiums generally associated with past valuation peaks. This NAV premium, if sustained, may actually contribute to REIT earnings growth near term as companies seeking to issue stock will generally have the ability to do so at a premium to NAV and acquire or develop new assets at par. This can in turn contribute meaningfully to earnings accretion. For this reason, we believe that equity issuance by REITs will increase from recent levels as the more forward-looking companies look to capitalize -- literally -- on improving fundamentals by acquiring more assets today in a bid to boost earnings in the future. The types of companies we remain invested in are those that we view as offering the greatest potential for rising income and that we believe will benefit most from economic strength. As a result, we believe that our REIT investments, driven both by improving property fundamentals within their existing real estate portfolios and by expanding external acquisition and development opportunities, still offer the potential to generate attractive total returns for shareholders.

Sincerely,

              Martin Cohen       Robert H. Steers
              MARTIN COHEN       ROBERT H. STEERS
              President          Chairman

                      Joseph M. Harvey
                      JOSEPH M. HARVEY
                      Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE         YIELD(a)
                                                  ---------   ------------   ------------
EQUITIES                                 99.02%(b)
  COMMON STOCK                           79.61%
    DIVERSIFIED                           9.84%
         Colonial Properties Trust..............    82,100    $  3,302,062       6.66%
         Crescent Real Estate Equities Co.......   170,600       2,685,244       9.53
         iStar Financial........................    36,900       1,521,387       6.77
         Vornado Realty Trust...................   143,200       8,975,776       4.53
                                                              ------------
                                                                16,484,469
                                                              ------------
    HEALTH CARE                          10.51%
         Health Care Property Investors.........   230,000       5,980,000       6.42
         Health Care REIT.......................    27,600         971,520       6.82
         Nationwide Health Properties...........   161,800       3,357,350       7.13
         Ventas.................................   281,700       7,301,664       5.02
                                                              ------------
                                                                17,610,534
                                                              ------------
    HOTEL                                 1.19%
         Hospitality Properties Trust...........    38,400       1,631,616       6.78
         Strategic Hotel Capital................    27,300         369,096       6.51
                                                              ------------
                                                                 2,000,712
                                                              ------------
    INDUSTRIAL                            1.43%
         First Industrial Realty Trust..........    64,700       2,387,430       7.43
                                                              ------------
    MORTGAGE                              1.89%
         Newcastle Investment Corp..............   103,027       3,162,929       7.82
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    OFFICE                               21.95%
         Arden Realty...........................   160,000    $  5,212,800       6.20%
         Brandywine Realty Trust................   184,900       5,265,952       6.18
         CarrAmerica Realty Corp................   155,100       5,071,770       6.12
         Equity Office Properties Trust.........   203,400       5,542,650       7.34
         HRPT Properties Trust..................    71,900         790,181       7.64
         Mack-Cali Realty Corp..................   150,800       6,680,440       5.69
         Maguire Properties.....................    93,000       2,260,830       6.58
         Prentiss Properties Trust..............   165,300       5,950,800       6.22
                                                              ------------
                                                                36,775,423
                                                              ------------
    OFFICE/INDUSTRIAL                     6.40%
         Kilroy Realty Corp.....................    56,600       2,152,498       5.21
         Liberty Property Trust.................   135,600       5,402,304       6.12
         Reckson Associates Realty Corp.........   110,000       3,162,500       5.91
                                                              ------------
                                                                10,717,302
                                                              ------------
    RESIDENTIAL                          12.22%
       APARTMENT                         12.01%
         Archstone-Smith Trust..................   152,900       4,837,756       5.44
         AvalonBay Communities..................    69,900       4,209,378       4.65
         Camden Property Trust..................    78,900       3,645,180       5.50
         Gables Residential Trust...............   122,900       4,197,035       7.06
         Home Properties........................    47,000       1,859,320       6.27
         Mid-America Apartment Communities......    35,400       1,378,830       6.01
                                                              ------------
                                                                20,127,499
                                                              ------------
       MANUFACTURED HOME                  0.21%
         Affordable Residential Communities.....    24,300         354,780       8.56
                                                              ------------
         TOTAL RESIDENTIAL......................                20,482,279
                                                              ------------
    SELF STORAGE                          0.14%
         Sovran Self Storage....................     6,200         242,916       6.18
                                                              ------------

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    SHOPPING CENTER                      13.83%
       COMMUNITY CENTER                   4.12%
         Developers Diversified Realty Corp.....    22,600    $    884,790       5.21%
         Federal Realty Investment Trust........    52,400       2,305,600       4.59
         Heritage Property Investment Trust.....    51,300       1,496,421       7.20
         Kramont Realty Trust...................    69,500       1,292,700       6.99
         Urstadt Biddle Properties -- Class A...    60,000         914,400       5.64
                                                              ------------
                                                                 6,893,911
                                                              ------------
       REGIONAL MALL                      9.71%
         CBL & Associates Properties............    42,100       2,565,995       4.76
         Glimcher Realty Trust..................    95,200       2,313,360       7.90
         Macerich Co............................   107,500       5,728,675       4.58
         Mills Corp.............................   109,000       5,653,830       4.59
                                                              ------------
                                                                16,261,860
                                                              ------------
         TOTAL SHOPPING CENTER..................                23,155,771
                                                              ------------
    SPECIALTY                             0.21%
         American Campus Communities............    19,400         360,064       7.27
                                                              ------------
              TOTAL COMMON STOCK (Identified
                cost -- $82,645,719)............               133,379,829
                                                              ------------
  PREFERRED STOCK                        19.41%
    DIVERSIFIED                           1.20%
         Colonial Properties Trust, 9.25%,
            Series C............................       600          15,870       8.73
         Colonial Properties Trust, 8.125%,
            Series D............................    14,600         385,586       7.69
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible).......    75,500       1,601,355       7.97
                                                              ------------
                                                                 2,002,811
                                                              ------------
    HEALTH CARE                           2.85%
         Nationwide Health Properties, 7.677%,
            Series P............................    47,000       4,767,563       7.57
                                                              ------------

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                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    HOTEL                                 0.20%
         FelCor Lodging Trust, 9.00%,
            Series B............................     2,900    $     74,240       8.79%
         Host Marriott Corp, 10.00%,
            Series C............................     3,500          94,220       9.29
         Host Marriott Financial Trust,
            6.75%, QUIPS(a) (Convertible).......     3,200         171,200       6.32
                                                              ------------
                                                                   339,660
                                                              ------------
    OFFICE                                3.76%
         Alexandria Real Estate Equities,
            9.10%, Series B.....................    13,900         375,578       8.44
         HRPT Properties Trust, 8.75%,
            Series B............................    52,800       1,439,856       8.03
         Highwoods Properties, 8.625%,
            Series A............................     4,300       4,485,438       8.27
                                                              ------------
                                                                 6,300,872
                                                              ------------
    RESIDENTIAL -- APARTMENT              3.23%
         Apartment Investment & Management Co.,
            8.75%, Series D.....................     6,431         162,511       8.67
         Apartment Investment & Management Co.,
            9.375%, Series G....................   113,200       3,017,912       8.78
         Apartment Investment & Management Co.,
            10.10%, Series Q....................    25,000         662,500       9.55
         Apartment Investment & Management Co.,
            10.00%, Series R....................    18,100         482,727       9.37
         Mid-America Apartment Communities,
            8.30%, Series H.....................    17,300         445,821       8.07
         Post Properties, 8.50%, Series A.......    11,000         641,245       7.38
                                                              ------------
                                                                 5,412,716
                                                              ------------
    SHOPPING CENTER                       8.17%
       COMMUNITY CENTER                   0.90%
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................     1,600          42,880       8.02
         Ramco-Gershenson Property Trust,
            9.50%, Series B.....................    11,600         314,360       8.78
         Saul Centers, 8.00%, Series A..........    26,800         714,220       7.50
         Urstatdt Biddle Properties, 8.50%,
            Series C............................     4,000         437,000       7.78
                                                              ------------
                                                                 1,508,460
                                                              ------------
       OUTLET CENTER                      0.47%
         Chelsea Property Group, 8.375%,
            Series A............................    13,000         783,249       6.95
                                                              ------------


-------------------

(a) (QUIPS) Quarterly Income Preferred Securities

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                            NUMBER                      DIVIDEND
                                                           OF SHARES      VALUE          YIELD
                                                           ---------   ------------   ------------
       REGIONAL MALL                               6.80%
         CBL & Associates Properties, 8.75%,
            Series B.....................................    13,000    $    698,750       8.15%
         Glimcher Realty Trust, 8.125%,
            Series G.....................................    16,000         407,200       7.98
         Mills Corp., 9.00%, Series B....................    73,800       2,005,884       8.28
         Mills Corp., 9.00%, Series C....................    25,000         687,500       8.18
         Mills Corp., 8.75%, Series E....................    26,000         702,000       8.11
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A......................    55,400       3,296,300       9.24
         Taubman Centers, 8.30%, Series A................   139,500       3,587,940       8.09
                                                                       ------------
                                                                         11,385,574
                                                                       ------------
         TOTAL SHOPPING CENTER...........................                13,677,283
                                                                       ------------
              TOTAL PREFERRED STOCK (Identified
                cost -- $27,602,204).....................                32,500,905
                                                                       ------------
              TOTAL EQUITIES (Identified
                cost -- $110,247,923)....................               165,880,734
                                                                       ------------

                                                           PRINCIPAL
                                                            AMOUNT
                                                           ---------
CORPORATE BOND                                     0.39%
         Host Marriott, LP, 9.50%, due 01/15/07
            (Identified cost -- $600,380)...............   $600,000         667,500
                                                                       ------------
TOTAL INVESTMENTS (Identified
  cost -- $110,848,303).................          99.41%                166,548,234(a)
OTHER ASSETS IN EXCESS OF LIABILITIES...           0.59%                    982,867
                                                 ------                ------------
NET ASSETS (Equivalent to $18.11 per
  share based on 9,249,159 shares of
  capital stock outstanding)............         100.00%               $167,531,101
                                                 ------                ------------
                                                 ------                ------------

-------------------
(a) At September 30, 2004, net unrealized appreciation was $55,699,931 based on cost for federal income tax purposes of $110,848,303. This consisted of aggregate gross unrealized appreciation on investments of $55,732,496 and aggregate gross unrealized depreciation on investments of $32,565.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                              --------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03...............                $157,145,926            $16.99
    Net investment income...................  $ 4,696,993                  $ 0.51
    Net realized and unrealized gain on
       investments..........................   12,763,799                    1.38
    Distributions from net investment
       income...............................   (7,075,617)                  (0.77)
                                              -----------                  ------
Net increase in net asset value.............                  10,385,175              1.12
                                                            ------------            ------
End of period: 9/30/2004....................                $167,531,101            $18.11
                                                            ------------            ------
                                                            ------------            ------

                         AVERAGE ANNUAL TOTAL RETURNS(b)
                 (PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION (9/27/93)
--------   ----------   ---------   -------------------------
 22.56%    17.99%       13.07%      11.95%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

   A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.
(b) Based on net asset value.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                                       11

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:

                    COHEN & STEERS                                         COHEN & STEERS
                  REALTY INCOME FUND                                       REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
                                                             IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

                    FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION:

                     COHEN & STEERS                                      COHEN & STEERS
                      UTILITY FUND                                     REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT ADVISOR
Director and chairman                     Cohen & Steers Capital Management, Inc.
                                          757 Third Avenue
Martin Cohen                              New York, NY 10017
Director and president                    (212) 832-3232

Bonnie Cohen                              FUND ADMINISTRATOR AND CUSTODIAN
Director                                  State Street Corp.
                                          225 Franklin Street
George Grossman                           Boston, MA 02110
Director
                                          TRANSFER AGENT
Richard J. Norman                         Equiserve Trust Company
Director                                  250 Royall Street
                                          Canton, MA 02021
Frank K. Ross                             (800) 426-5523
Director
                                          LEGAL COUNSEL
Willard H. Smith Jr.                      Simpson Thacher & Bartlett LLP
Director                                  425 Lexington Avenue
                                          New York, NY 10017
Joseph M. Harvey
Vice president                            New York Stock Exchange Symbol: RFI

Adam Derechin                             Web site: cohenandsteers.com
Vice president and assistant treasurer
                                          This report is for shareholder
Lawrence B. Stoller                       information. This is not a
Assistant secretary                       prospectus intended for use in the
                                          purchase or sale of fund shares. Past
                                          performance is of course no
                                          guarantee of future results and your
                                          investment may be worth more or less
                                          at the time you sell.

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                                       13

                                 [COHEN & STEERS
                            TOTAL RETURN REALTY LOGO]

                        -----------------------------------

                                QUARTERLY REPORT
                               SEPTEMBER 30, 2004



COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017